Fourth Quarter Fiscal 2015 Earnings Conference Call February 24, 2016 Exhibit 99.2

Forward-Looking Statements This presentation includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. You should review Univar’s filings with the Securities and Exchange Commission for more information regarding the factors that could cause actual results to differ materially from these projections or expectations. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results.

2015 Financial Highlights Full year Adjusted EBITDA(1)$600.1 million(6.5%) Adjusted EBITDA excl. FX$637.0 million(0.7%) Margin expansion(1) Gross margin + 140 basis points to 20.0% Adjusted EBITDA margin + 50 basis points to 6.7% Reduced net debt by$701 million (19%) Reduced pro forma annual cash interest expense by approximately$100 million Adjusted Operating Cash Flow(2) $632.0 million vs $386.4 million in 2014 Completed 6 acquisitions for $153.4 million Reported safest year on record Variances to FY 2014 Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E

Fourth Quarter 2015 Highlights Continued margin expansion and strong cash flow Q4 Adjusted EBITDA(1) $129.6 million (13.1%) Q4 Adjusted EBITDA excl. FX $137.5 million (7.8%) Margin expansion(1) Gross margin + 180 basis points to 21.3% Adjusted EBITDA margin + 40 basis points to 6.6% Adjusted Operating Cash Flow (2) $215.1 million vs $160.7 million in 2014 Completed 4 bolt-on acquisitions Variances to Q4 2014 Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E

Univar - Consolidated Highlights Growth undermined by headwinds Large FX translation impact and upstream oil and gas decline Mix enrichment from industrial chemicals and services Gross margin up Adjusted EBITDA margin up $ in millions 4Q15 4Q14 Y/Y % FY15 FY14 Y/Y% Net Sales $1,966.3 $2,387.2 (17.6%) $8,981.8 $10,373.9 (13.4%) Currency Neutral -- -- (12.4%) -- -- (7.1%) Gross Profit $419.8 $464.7 (9.7%) $1,799.1 $1,930.7 (6.8%) Currency Neutral -- -- (3.7%) -- -- (0.0%) Gross Margin 21.3% 19.5% +180 bps 20.0% 18.6% +140 bps Adjusted EBITDA $129.6 $149.1 (13.1%) $600.1 $641.7 (6.5%) Currency Neutral -- -- (7.8%) -- -- (0.7%) Adjusted EBITDA Margin 6.6% 6.2% +40 bps 6.7% 6.2% +50 bps

USA - Highlights $ in millions 4Q15 4Q14 Y/Y % FY15 FY14 Y/Y% Net Sales $1,202.7 $1,490.4 (19.3%) $5,351.5 $6,081.4 (12.0%) Gross Profit $251.6 $284.2 (11.5%) $1,098.3 $1,162.2 (5.5%) Gross Margin 20.9% 19.1% +180 bps 20.5% 19.1% +140 bps Adjusted EBITDA $82.7 $105.5 (21.6%) $388.8 $438.0 (11.2%) Adjusted EBITDA Margin 6.9% 7.1% -20 bps 7.3% 7.2% +10 bps Higher profitability outside oil and gas Significant decline in upstream oil and gas Solid performance in industrial chemicals and services Productivity gains Higher margins from profit management and product mix

Canada - Highlights $ in millions 4Q15 4Q14 Y/Y % FY15 FY14 Y/Y% Net Sales $258.1 $265.2 (2.7%) $1,376.6 $1,512.1 (9.0%) Currency Neutral -- -- 15.3% -- -- 5.4% Gross Profit $55.0 $59.6 (7.7%) $224.2 $250.6 (10.5%) Currency Neutral -- -- 8.6% -- -- 3.6% Gross Margin 21.3% 22.5% -120 bps 16.3% 16.6% -30 bps Adjusted EBITDA $22.6 $24.1 (6.2%) $97.1 $106.8 (9.1%) Currency Neutral -- -- 10.4% -- -- 5.3% Adjusted EBITDA Margin 8.8% 9.1% -30 bps 7.1% 7.1% -- Industrial markets and Ag offset lower energy markets Large FX translation impact Growth in eastern Canada industrial markets Growth in central Canada agriculture markets Volume declines in western Canada energy markets

EMEA - Highlights $ in millions 4Q15 4Q14 Y/Y % FY15 FY14 Y/Y% Net Sales $403.1 $488.9 (17.5%) $1,780.1 $2,230.1 (20.2%) Currency Neutral -- -- (7.2%) -- -- (5.4%) Gross Profit $92.5 $98.2 (5.8%) $385.5 $436.7 (11.7%) Currency Neutral -- -- 6.1% -- -- 4.6% Gross Margin 22.9% 20.1% +280 bps 21.7% 19.6% +210 bps Adjusted EBITDA $24.3 $17.0 42.9% $99.9 $85.0 17.5% Currency Neutral -- -- 55.9% -- -- 33.2% Adjusted EBITDA Margin 6.0% 3.5% +250 bps 5.6% 3.8% +180 bps Improved profitability Large FX translation impact Lower volumes from facility closures and restructuring Higher margins from mix enrichment strategy

$ in millions 4Q15 4Q14 Y/Y % FY15 FY14 Y/Y% Net Sales $102.4 $142.7 (28.2%) $473.6 $550.3 (13.9%) Currency Neutral -- -- (8.9%) -- -- 5.9% Gross Profit $20.7 $22.7 (8.8%) $91.1 $81.2 12.2% Currency Neutral -- -- 19.8% -- -- 41.8% Gross Margin 20.2% 15.9% +430 bps 19.2% 14.8% +440 bps Adjusted EBITDA $4.1 $4.8 (14.6%) $28.2 $17.6 60.2% Currency Neutral -- -- 22.9% -- -- 108.0% Adjusted EBITDA Margin 4.0% 3.4% +60 bps 6.0% 3.2% +280 bps Rest of World - Highlights Acquisition drives growth Large FX translation impacts Nov. 2014 D’Altomare acquisition (Brazil) driving margins up significantly with introduction of specialty product portfolio Strong growth in Adjusted EBITDA

Consolidated Balance Sheet & Cash Flow Highlights Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E Excludes capital leases additions of $67.7 and $2.6 million in 2015 and 2014, respectively. Net Debt defined as Total Debt (Long term debt plus short term financing) less cash and cash equivalents LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net trade working capital (accounts receivable plus inventory less accounts payable) $ in millions FY 2015 FY 2014 Y/Y % Adj. Operating Cash Flow (1) $632.0 $386.4 63.6% Capex (2) $145.0 $113.9 27.3% Acquisitions $153.4 $42.2 NM Net Debt (3) $2,996.4 $3,697.8 (19.0%) Return on Assets Deployed (4) 21.3% 21.7% -40 bps Cash Taxes $38.2 $23.7 61.2%

Outlook 2016 Outlook Expect 2016 Adjusted EBITDA to be modestly below the $600 million we reported in 2015 Expect Q1 Adjusted EBITDA to be about 10% below the $130 million we reported in Q4 2015 2016 Expectations Sluggish growth in global industrial production Lower prices for certain chemical products Ongoing FX headwinds Grow organically and through the 6 acquisitions we completed in 2015 Lower costs from resizing program and ongoing productivity initiatives Tapering oil and gas comparisons reflecting our much lower exposure to the upstream oil and gas market Right Team Right Strategy + Executing Well +

Appendix – Adj. EBITDA Reconciliation 3 months ended 12/31 12 months ended 12/31 $ in Millions 2015 2014 2015 2014 Adjusted EBITDA $129.6 $149.1 $600.1 $641.7 Other operating expenses, net 48.8 142.5 106.1 197.1 Depreciation 32.5 38.4 136.5 133.5 Amortization 22.2 24.3 88.5 96.0 Impairment charges -- 0.3 -- 0.3 Interest expense, net 41.1 58.1 207.0 250.6 Loss on extinguishment of debt -- -- 12.1 1.2 Other expense (income), net (7.7) 1.3 23.2 (1.1) Income tax expense (benefit) (4.4) (33.2) 10.2 (15.8) Net income (loss) ($2.9) ($82.6) $16.5 ($20.1)

Appendix – 2016 Guidance Item 2015 2016 FY Adjusted EBITDA $600.1 million Modestly below prior year Q1 Adjusted EBITDA $145.7 million 10% below Q4 2015 Capex $145 million ~$100 million Effective tax rate 38.2% ~35% Cash tax $38.2 million <$38 million Pension payments $59.6 million ~$30 million Depreciation and amortization $225 million ~$235 million Debt amortization payments $22.3 million ~$40 million Interest payments $169.7 million ~$147 million